SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) May 10, 2002


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                    Connecticut
                 (State or Other Jurisdiction of Incorporation)



    33-99506, 33-99508, 33-90012
   333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                 (I.R.S. Employer Identification No.)



               850 Main Street, Bridgeport, Connecticut   06604
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




INDEX TO EXHIBITS

Exhibit
 No.     Document Description

20           Monthly Servicer's Certificate

Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                 20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, 1997-2, 1998-1, 1999-1, 2002-1


                                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEOPLE'S BANK



Dated: May 17, 2002               By: /s/Vincent J.Calabrese
                                         Vincent J.Calabrese
                                         First Vice President & Controller




                         MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the May 10, 2002 Determination Date

                      For the April 2002 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is May 10, 2002, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   339,588,144.88

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    31,045,705.91

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   308,542,438.97

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 2,010,563,875.00

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  156,381,833.61

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of May 2002.

PEOPLE'S BANK
Servicer

By : /s/Lisa A. Brooks
     Name:  Lisa A. Brooks
     Title: Vice President




                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the May 10, 2002 Determination Date

                      For the April 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   84,197,820.28

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$     6,727,162.82

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    77,470,657.46

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    83,929,705.96

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    77,202,543.14

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    77,202,543.14

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$       421,236.11

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

   Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        704,791.67
    Total..................................................$        704,791.67

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         61,593.75
    Total..................................................$         61,593.75

    Collateral Interest
    Payable in respect of principal........................$      6,369,209.81
    Payable in respect of interest.........................$         22,431.88
    Total..................................................$      6,391,641.69


 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the May 10, 2002 Determination Date

                      For the April 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   68,224,144.67

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    6,247,618.70

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   61,976,525.97

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   37,148,519.59

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    30,900,900.90

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    30,909,900.90

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       402,273.86

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        524,027.78
    Total..................................................$        524,027.78

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         49,500.00
    Total..................................................$         49,500.00

    Collateral Interest
    Payable in respect of principal........................$      2,317,567.57
    Payable in respect of interest.........................$         35,255.32
    Total..................................................$      2,352,822.89

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1999-1

                    For the May 10, 2002 Determination Date

                      For the April 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   65,889,271.51


    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1999-1 was equal
    to......................................................$    3,912,745.54

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1999-1 was equal to....$   61,976,525.97

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1999-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1999-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   37,402,961.05

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1999-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    33,490,215.51

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    33,490,215.51

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1999-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1999-1 on the next succeeding Transfer
    Date is equal to........................................$       232,438.96

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1999-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        605,583.33
    Total..................................................$        605,583.33

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         58,966.67
    Total..................................................$         58,966.67

    Collateral Interest
    Payable in respect of principal........................$      2,762 942.78
    Payable in respect of interest.........................$          7,566.78
    Total..................................................$      2,770,509.56

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.



                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 2002-1

                    For the May 10, 2002 Determination Date

             For the Period from the Closing Date to April 30, 2002

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   87,693,952.03


    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 2002-1 was equal
    to......................................................$    7,562,133.42

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 2002-1 was equal to....$   80,131,818.61

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 2002-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 2002-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    7,562,133.42

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 2002-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 2002-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 2002-1 on the next succeeding Transfer
    Date is equal to........................................$       911,399.45

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 2002-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        964,234.21
    Total..................................................$        964,234.21

    Class B Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         91,430.63
    Total..................................................$         91,430.63

    Class C/D Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         67,372.50
    Total..................................................$         67,372.50

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.






              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      56
Monthly Period Ended                                          April 30, 2002
Distribution Date                                               May 15, 2002
Determination Date                                              May 10, 2002
Number of Days in Period                                                  30

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables   1,991,350,332.49

    Principal Collections on the Receivables                  308,542,438.97

    Finance Charge Collections on the Receivables              31,045,705.91

    Receivables in Defaulted Accounts                          19,326,029.94

    End of Month - Aggregate Principal Receivables          2,010,563,875.00

    Investor Interest Series 1997-2                           480,892,370.57
    Investor Interest Series 1998-1                           395,364,864.86
    Investor Interest Series 1999-1                           380,659,400.63
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              303,647,238.94

    Adjusted Investor Interest Series 1997-2                  339,225,703.91
     Class A Adjusted Investor Interest                       283,333,333.34
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       22,142,370.57

    Total Investor Percentage with respect to...
                           Finance Charges                       16.8721675%
                           Charged-Off Accounts                  16.8721675%
                           Principal Receivables                 24.8686454%


    Class A Percentage with respect to...
                           Finance Charges                       14.0922324%
                           Charged-Off Accounts                  14.0922324%
                           Principal Receivables                 21.1383486%

    Class B Percentage with respect to...
                           Finance Charges                        1.6786336%
                           Charged-Off Accounts                   1.6786336%
                           Principal Receivables                  1.6786336%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.1013015%
                           Charged-Off Accounts                   1.1013015%
                           Principal Receivables                  2.0516632%

    Seller Percentage with respect to...
                           Finance Charges                       15.1025910%
                           Charged-Off Accounts                  15.1025910%
                           Principal Receivables                 12.9597412%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,756,487.46

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                469,861.11
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                234,930.56
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               590,277.78
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,437,183.05
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,024,234.97

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  526,171.89

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 61,593.75
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               327,543.33
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     80,784.81

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               444,503.47

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                47,519.30
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  396,984.17

    Total Excess Spread                                         1,502,003.94

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          22,431.88
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       276,704.53
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        72,982.34
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement    1,129,885.19
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                     90,435.43
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                            62,524.48
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                               62,524.48

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   81,512,088.37
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              81,512,088.37

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                70,833,333.33

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              6,369,209.81

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                 4,309,545.23

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                        90,435.43
    Draw on Shared Finance Charge Collections from other
     Series                                                        62,524.48

    Required Shared Finance Charge Collections for other
     Series                                                     1,720,269.84
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       704,791.67
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.66

    Total Distribution to Class B Investors                        61,593.75
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.83

    Total Distribution to Collateral Interest Holders           6,391,641.69
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                  154.95

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             141,666,666.66
   Deposits into Principal Funding Account                     70,833,333.33
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                212,499,999.99

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          158,780.95
   Principal Funding Investment Shortfall                          76,149.61

   Beginning Balance of Reserve Account                         2,125,000.00
   Available Reserve Account Amount                             2,125,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              2,125,000.00
   Reserve Account Investment Proceeds                              3,167.27
   Deposit from Excess Spread into Reserve Account                 72,982.34
   Reserve Account Draws                                           76,149.61
   Ending Balance of Reserve Account                            2,125,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.99000%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       234,930.56
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        158,780.95
    Principal Funding Investment Shortfall                        76,149.61
    Reserve Account Draws                                         76,149.61

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            469,861.11
    Class A Monthly Interest                                     704,791.67

    Expected Class A Principal                               212,500,000.01
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          704,791.67
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.66

    Class B Certificate Rate                                        2.19000%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             61,593.75
    Class B Monthly Interest                                      61,593.75

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           61,593.75
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.83

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  766,385.42

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.76

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              487,261,580.38

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                 70,833,333.33
    Controlled Deposit Amount                                 70,833,333.33
    Controlled Accumulation Amount                            70,833,333.33
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables                4,309,545.23
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 480,892,370.57

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9617847

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      354,166,666.67
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     28,511,580.38

   Class A Monthly Servicing Fee                                 590,277.78
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      47,519.30

   Total Monthly Servicing  Fee                                  694,047.08

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             28,511,580.38

    Required Collateral Interest Amount                       22,142,370.57
    Collateral Interest Surplus                                6,369,209.81
    Collateral  Monthly Interest                                  22,431.88
    Collateral Monthly Principal                               6,369,209.81
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                             154.41
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.54
    Ending Collateral Interest                                22,142,370.57

    Collateral Default Amount this period                        276,704.53
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           22,142,370.57
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  4.60%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            69,678,042.16
                           Percent Dollars                             3.47%
                           Number of Accts                           19.090
                           Percent Number of Accts                     0.81%

    30-59 days past due    Dollars                            27,298,836.34
                           Percent Dollars                             1.36%
                           Number of Accts                            5,636
                           Percent Number of Accts                     0.24%

    60-89 days past due    Dollars                            23,004,483.06
                           Percent Dollars                             1.14%
                           Number of Accts                            4,246
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            19,608,175.48
                           Percent Dollars                             0.98%
                           Number of Accts                            3,491
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            17,876,295.69
                           Percent Dollars                             0.89%
                           Number of Accts                            3,058
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            17,357,236.32
                           Percent Dollars                             0.86%
                           Number of Accts                            2,868
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                            19.29%

    Percentage on Defaulted Accounts                       11.65%

    Portfolio Yield (net of losses)                         7.64%

    Base Rate                                               3.94%

    Excess of Portfolio over Base Rate                      3.70%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                              113,250
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          32,495
    Ending Number of Accounts                                     2,350,910


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      49
Monthly Period Ended                                          April 30, 2002
Distribution Date                                               May 15, 2002
Determination Date                                              May 10, 2002
Number of Days in Period                                                  30

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   1,991,350,332.49

    Principal Collections on the Receivables                  308,542,438.97

    Finance Charge Collections on the Receivables              31,045,705.91

    Receivables in Defaulted Accounts                          19,326,029.94

    End of Month - Aggregate Principal Receivables          2,010,563,875.00

    Investor Interest Series 1997-2                           480,892,370.57
    Investor Interest Series 1998-1                           395,364,864.86
    Investor Interest Series 1999-1                           380,659,400.63
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              303,647,238.94

    Adjusted Investor Interest Series 1998-1                  366,781,531.53
     Class A Adjusted Investor Interest                       314,416,666.67
     Class B Investor Interest                                 27,000,000.00
     Collateral Interest                                       25,364,864.86

    Total Investor Percentage with respect to...
                           Finance Charges                       18.2427197%
                           Charged-Off Accounts                  18.2427197%
                           Principal Receivables                 19.8949163%


    Class A Percentage with respect to...
                           Finance Charges                       15.6382332%
                           Charged-Off Accounts                  15.6382332%
                           Principal Receivables                 17.0598907%

    Class B Percentage with respect to...
                           Finance Charges                        1.3429068%
                           Charged-Off Accounts                   1.3429068%
                           Principal Receivables                  1.3429068%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.2615797%
                           Charged-Off Accounts                   1.2615797%
                           Principal Receivables                  1.4921187%

    Seller Percentage with respect to...
                           Finance Charges                       15.1025910%
                           Charged-Off Accounts                  15.1025910%
                           Principal Receivables                 12.9597412%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,395,104.35

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                524,027.78
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                 47,638.89
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               571,666.67
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,328,810.69
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    922,960.33

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  420,937.51

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 49,500.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               262,034.66
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     64,402.85

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               431,576.83

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                46,137.39
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  385,439.44

    Total Excess Spread                                         1,372,802.62

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          35,255.32
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       268,657.66
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        22,261.47
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement    1,046,628.18
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                  1,720,269.84
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                          1,189,345.49
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                         1,189,345.49
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   65,836,028.98
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              65,836,028.98

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                28,583,333.33

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              2,317,567.57

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                34,935,128.08

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                     1,720,269.84
    Draw on Shared Finance Charge Collections from other
     Series                                                     1,189,345.49

    Required Shared Finance Charge Collections for other
     Series                                                        90,435.43
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       571,666.67
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.67

    Total Distribution to Class B Investors                        49,500.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.83

    Total Distribution to Collateral Interest Holders           2,352,822.89
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                   78.43

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account              28,583,333.33
   Deposits into Principal Funding Account                     28,583,333.33
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                 57,166,666.66

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                           22,813.79
   Principal Funding Investment Shortfall                          24,825.10

   Beginning Balance of Reserve Account                         1,715,000.00
   Available Reserve Account Amount                             1,715,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              1,715,000.00
   Reserve Account Investment Proceeds                              2,563.63
   Deposit from Excess Spread into Reserve Account                 22,261.47
   Reserve Account Draws                                           24,825.10
   Ending Balance of Reserve Account                            1,715,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.00000%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                        47,638.89
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                         22,813.79
    Principal Funding Investment Shortfall                        24,825.10
    Reserve Account Draws                                         24,825.10

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            524,027.78
    Class A Monthly Interest                                     571,666.67

    Expected Class A Principal                               285,833,333.34
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          571,666.67
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.67

    Class B Certificate Rate                                        2.20000%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             49,500.00
    Class B Monthly Interest                                      49,500.00

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           49,500.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.83

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  621,166.67

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.68

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              397,682,432.43

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                 28,583,333.33
    Controlled Deposit Amount                                 28,583,333.33
    Controlled Accumulation Amount                            28,583,333.33
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               34,935,128.08
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 395,364,864.86

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9884122

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      343,000,000.00
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     27,682,432.43

   Class A Monthly Servicing Fee                                 571,666.67
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      46,137.39

   Total Monthly Servicing  Fee                                  662,804.05

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             27,682,432.43

    Required Collateral Interest Amount                       25,364,864.86
    Collateral Interest Surplus                                2,317,567.57
    Collateral  Monthly Interest                                  35,255.32
    Collateral Monthly Principal                               2,317,567.57
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                              77.25
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               1.18
    Ending Collateral Interest                                25,364,864.86

    Collateral Default Amount this period                        268,657.66
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           25,364,864.86
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  6.42%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            69,678,042.16
                           Percent Dollars                             3.47%
                           Number of Accts                           19,090
                           Percent Number of Accts                     0.81%

    30-59 days past due    Dollars                            27,298,836.34
                           Percent Dollars                             1.36%
                           Number of Accts                            5,636
                           Percent Number of Accts                     0.24%

    60-89 days past due    Dollars                            23,004,483.06
                           Percent Dollars                             1.14%
                           Number of Accts                            4,246
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            19,608,175.48
                           Percent Dollars                             0.98%
                           Number of Accts                            3,491
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            17,876,295.69
                           Percent Dollars                             0.89%
                           Number of Accts                            3,058
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            17,357,236.32
                           Percent Dollars                             0.86%
                           Number of Accts                            2,868
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              18.85%

    Percentage on Defaulted Accounts                         11.65%

    Portfolio Yield (net of losses)                           7.21%

    Base Rate                                                 3.98%

    Excess of Portfolio over Base Rate                        3.23%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                              113,250
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          32,495
    Ending Number of Accounts                                     2,350,910


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      32
Monthly Period Ended                                          April 30, 2002
Distribution Date                                               May 15, 2002
Determination Date                                              May 10, 2002
Number of Days in Period                                                  30

1.  Trust Activity Series 1999-1

    Beginning of Month - Aggregate Principal Receivables   1,991,350,332.49

    Principal Collections on the Receivables                  308,542,438.97

    Finance Charge Collections on the Receivables              31,045,705.91

    Receivables in Defaulted Accounts                          19,326,029.94

    End of Month - Aggregate Principal Receivables          2,010,563,875.00

    Investor Interest Series 1997-2                           480,892,370.57
    Investor Interest Series 1998-1                           395,364,864.86
    Investor Interest Series 1999-1                           380,659,400.63
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              303,647,238.94

    Adjusted Investor Interest Series 1999-1                  196,295,764.25
     Class A Adjusted Investor Interest                       153,636,363.62
     Class B Investor Interest                                 29,000,000.00
     Collateral Interest                                       13,659,400.63

    Total Investor Percentage with respect to...
                           Finance Charges                        9.7632195%
                           Charged-Off Accounts                   9.7632195%
                           Principal Receivables                 19.8949163%


    Class A Percentage with respect to...
                           Finance Charges                        7.6414565%
                           Charged-Off Accounts                   7.6414565%
                           Principal Receivables                 16.8112043%

    Class B Percentage with respect to...
                           Finance Charges                        1.4423814%
                           Charged-Off Accounts                   1.4423814%
                           Principal Receivables                  1.4423814%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.6793816%
                           Charged-Off Accounts                   0.6793816%
                           Principal Receivables                  1.6413306%
    Seller Percentage with respect to...
                           Finance Charges                       15.1025910%
                           Charged-Off Accounts                  15.1025910%
                           Principal Receivables                 12.9597412%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                3,204,598.57

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                275,265.15
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                330,318.18
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               307,272.73
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,789,246.76
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    502,495.75

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  452,118.07

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 58,966.67
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                48,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               281,444.64
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     63,373.43

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               256,028.90

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                27,370.57
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  228,658.33

    Total Excess Spread                                           794,527.50

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00
    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
       Unpaid unreimbursed reductions to Class B Investor Interest
        from prior periods                                              0.00

    Excess Spread used to pay Collateral Monthly Interest           7,566.78
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       159,378.64
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        73,783.61
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                             553,798.47
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap Rate (other than Class A Excess Interest)                    0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00
    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   64,206,596.01
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              64,206,596.01

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                30,727,272.73

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              2,762,942.78

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                30,716,380.51

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                     1,810,705.27
    Deposit of Shared Finance Charge Collections for other
     Series                                                       553,798.47

    Total Distribution to Class A Investors                       605,583.33
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.79

    Total Distribution to Class B Investors                        58,966.67
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.03

    Total Distribution to Collateral Interest Holders           2,770,509.56
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                   83.95

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             184,363,636.38
   Deposits into Principal Funding Account                     30,727,272.73
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                215,090,909.11

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          254,020.23
   Principal Funding Investment Shortfall                          76,297.95

   Beginning Balance of Reserve Account                         1,690,000.00
   Available Reserve Account Amount                             1,690,000.00
   Reserve Account Funding Date                              August 14, 2001
   Required Reserve Account Amount                              1,690,000.00
   Reserve Account Investment Proceeds                              2,514.34
   Deposit from Excess Spread into Reserve Account                 73,783.61
   Reserve Account Draws                                           76,297.95
   Ending Balance of Reserve Account                            1,690,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.15000%
    Class A Cap Rate                                               10.29000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       330,318.18
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        254,020.23
    Principal Funding Investment Shortfall                        76,297.95
    Reserve Account Draws                                         76,297.95

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            275,265.15
    Class A Monthly Interest                                     605,583.33

    Expected Class A Principal                               184,363,636.38
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          605,583.33
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.79

    Class B Certificate Rate                                        2.44000%
    Class B Cap Rate                                               10.58000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             58,966.67
    Class B Monthly Interest                                      58,966.67

    Expected Class B Principal                                29,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           58,966.67
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.03

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  664,550.00

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.81

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              383,422,343.41

    Beginning Class A Investor Interest                      338,000,000.00
    Class A Monthly Principal                                 30,727,272.73
    Controlled Deposit Amount                                 30,727,272.73
    Controlled Accumulation Amount                            30,727,272.73
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         338,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       29,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          29,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               30,716,380.51
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 380,659,400.63

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9516485

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      184,363,635.48
   Beginning  Class B Investor Interest                       29,000,000.00
   Beginning Collateral Investor Interest                     16,422,343.41

   Class A Monthly Servicing Fee                                 307,272.73
   Class B Monthly Servicing Fee                                  48,333.33
   Collateral Interest Monthly Servicing Fee                      27,370.57

   Total Monthly Servicing  Fee                                  382,976.63

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             16,422,343.41

    Required Collateral Interest Amount                       13,659,400.63
    Collateral Interest Surplus                                2,762,942.78
    Collateral  Monthly Interest                                   7,566.78
    Collateral Monthly Principal                               2,762,942.78
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                              83.73
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.23
    Ending Collateral Interest                                13,659,400.63

    Collateral Default Amount this period                        159,378.64
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           13,659,400.63
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  3.59%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            69,678,042.16
                           Percent Dollars                             3.47%
                           Number of Accts                           19,090
                           Percent Number of Accts                     0.81%

    30-59 days past due    Dollars                            27,298,836.34
                           Percent Dollars                             1.36%
                           Number of Accts                            5,636
                           Percent Number of Accts                     0.24%

    60-89 days past due    Dollars                            23,004,483.06
                           Percent Dollars                             1.14%
                           Number of Accts                            4,246
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            19,608,175.48
                           Percent Dollars                             0.98%
                           Number of Accts                            3,491
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            17,876,295.69
                           Percent Dollars                             0.89%
                           Number of Accts                            3,058
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            17,357,236.32
                           Percent Dollars                             0.86%
                           Number of Accts                            2,868
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              19.74%

    Percentage on Defaulted Accounts                         11.65%

    Portfolio Yield (net of losses)                           8.10%

    Base Rate                                                 4.10%

    Excess of Portfolio over Base Rate                        3.99%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                              113,250
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          32,495
    Ending Number of Accounts                                     2,350,910


         PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 2002-1 VFC
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       1
Monthly Period Ended                                          April 30, 2002
Distribution Date                                               May 15, 2002
Determination Date                                              May 10, 2002
Number of Days in Period                                                  39

1.  Trust Activity Series 2002-1 VFC

    Beginning of Month - Aggregate Principal Receivables   2,030,393,424.34

    Principal Collections on the Receivables                  308,542,438.97

    Finance Charge Collections on the Receivables              31,045,705.91

    Receivables in Defaulted Accounts                          19,326,029.94

    End of Month - Aggregate Principal Receivables          2,010,563,875.00

    Investor Interest Series 1997-2                           480,892,370.57
    Investor Interest Series 1998-1                           395,364,864.86
    Investor Interest Series 1999-1                           380,659,400.63
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              303,647,238.94

    Adjusted Investor Interest Series 2002-1                  450,000,000.00
     Class A Investor Interest                                391,500,000.00
     Class B Investor Interest                                 24,750,000.00
     Class C/D Interest                                        33,750,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       22.3817808%
                           Charged-Off Accounts                  22.3817808%
                           Principal Receivables                 22.3817808%


    Class A Percentage with respect to...
                           Finance Charges                       19.4721493%
                           Charged-Off Accounts                  19.4721493%
                           Principal Receivables                 19.4721493%

    Class B Percentage with respect to...
                           Finance Charges                        1.2309979%
                           Charged-Off Accounts                   1.2309979%
                           Principal Receivables                  1.2309979%

    Class C/D Interest Percentage with respect to...
                           Finance Charges                        1.6786336%
                           Charged-Off Accounts                   1.6786336%
                           Principal Receivables                  1.6786336%

    Seller Percentage with respect to...
                           Finance Charges                       15.1025910%
                           Charged-Off Accounts                  15.1025910%
                           Principal Receivables                 12.9597412%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,579,056.08

    Class A Monthly Interest                                      964,234.21
     Unpaid Class A Monthly Interest                                    0.00

    Class A Rated Additional Amount                                     0.00
     Unpaid Class A Rated Additional Amount                             0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               736,693.55
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             4,257,997.85
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    620,130.47

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  415,917.34

    Class B Monthly Interest (plus accrued and unpaid)
    (See "Calculation of Certificate Interest" #4)                 91,430.63
     Unpaid Class B Monthly Interest                                    0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                46,572.58
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               269,183.77
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                      8,730.36

    Class B Required Amount                                             0.00

    Class C/D Finance Charge Collections                          567,160.00

    Class C Monthly Interest (plus accrued and unpaid)             67,372.50
     Unpaid Class C Monthly Interest                                    0.00

    Class C/D Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                63,508.06
     Unpaid Class C/D Interest Monthly Servicing Fee                    0.00

    Excess Spread from Class C/D Available Funds                  436,279.44

    Class C/D Required Amount                                           0.00

    Total Excess Spread                                         1,065,140.27

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Interest                                                          0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Excess Spread used to satisfy unreimbursed reductions to Class
      B Investor Interest from prior periods
     Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy Class C/D Required Amount             0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Rated Additional Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reserve Account used to satisfy remaining Class A Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class A           0.00
      Monthly Interest
     Reserve Account used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Reserve Account used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Reserve Account used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Principal Collections used to satisfy
        remaining unpaid Class A Rated Additional Amount                0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class C/D Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Interest                                         0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Shared Finance Charge Collections used to reimburse reductions
       to Class B Investor Interest from prior periods                  0.00
      Remaining Class B Required Amount                                 0.00

    Reserve Account used to satisfy remaining Class B Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Class C/D Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Reallocated Class C/D Investor Interest used to satisfy unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy Class C/D Investor
     Default Amount                                               367,068.78
      Remaining C/D Investor Default Amount                             0.00

    Excess Spread used to satisfy unreimbursed reductions to the
     Class C/D Collateral Interest from prior periods                   0.00
      Remaining unreimbursed reductions to Class C/D Collateral
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy Class A Unrated Additional Amounts    0.00
    Remaining Class A Unrated Additional Amount                         0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                             698,071.49
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charges used to satisfy remaining Class C/D
     Amount                                                             0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Interest                                         0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Servicing Fee                                    0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Investor Default Amount                                  0.00
    Shared Finance Charges used to satisfy remaining unreimbursed
     Class C/D Investor Charge-offs                                     0.00
    Remaining Class C/D Amount                                          0.00

    Shared Finance Charge Collections paid to Holder of Exchangable
     Seller Certificate                                                 0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class C/D Charge-offs                           0.00
    Unpaid unreimbursed Class C/D Charge-offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   85,026,069.01
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              85,026,069.01
    Available Investor Principal Collections plus Draws plus
     Additional Funds from Seller for Optional Amortization    85,026,069.01

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Class C/D Interest Amount Activity" #8)                       0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                85,026,069.01

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                     1,810,705.27
    Deposit of Shared Finance Charge Collections for other
     Series                                                       698,071.49

    Total Distribution to Class A Investors                       964,234.21
    Total Distribution to Class A Investors per $1,000
     Invested                                                           2.46

    Total Distribution to Class B Investors                        91,430.63
    Total Distribution to Class B Investors per $1,000
     Invested                                                           3.69

    Total Distribution to Class C/D Interest Holders               67,372.50
    Total Distribution to Class C/D Interest Holders per
     $1,000 Invested                                                    2.00

3. Reserve Account

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Cap Percentage                                       0.00%
   Required Reserve Account Amount                                      0.00
   Retained Reserve Account Investment Proceeds                         0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Surplus returned to Seller                                           0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Investor Interest           0.00%
   Percent Required Reserve Account to Total Initial Investor Interest  0.00%

4.  Calculation of Certificate Interest

    Class A Monthly Interest                                      964,234.21

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Interest                                     964,234.21

    Total Class A Interest Distributable to Class A
     Certificateholders                                          964,234.21
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       2.46

    Class B Collateral Interest Rate                                   3.41%
    Class B Cap Rate                                                  10.00%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate on Deficiency Amount      0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Interest                                      91,430.63

    Total Class B Interest Distributable to Class B
     Certificateholders                                           91,430.63
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               3.69

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                1,055,664.84

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                2.54

    Class C Interest Rate                                              6.91%

    Previous Month's Class C Deficiency Amount                         0.00

    Class C Interest at the Certificate Rate on Deficiency Amount      0.00

    Class C Investor Certificate Interest Shortfall                    0.00

    Class C Monthly Interest                                      67,372.50

    Total Class C Interest Distributable to Class C
     Certificateholders                                           67,372.50
    Total Class C Interest Distributable per $1,000 of
     Class C Original Investment                                       2.00

    Total Certificate Interest Distributable to Class A, B
     and C Certificateholders                                  1,123,037.34
    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A, B and C Certificateholders        2.50

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              450,000,000.00

    Beginning Class A Investor Interest                      391,500,000.00
    Class A Monthly Principal                                          0.00
    Controlled Amortization Amount                                     0.00
    Rapid or Partial Accumulation Amount                               0.00
    Optional Class A Amortization                                      0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         391,500,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Citi Portion of Class A Invested Interest                195,750,000.00
    ABN Portion of Class A Invested Interest                 195,750,000.00

    Beginning Class B Investor Interest                       24,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Net Cumulative Reallocated Class B Charge Offs                     0.00
    Optional Class B Amortization                                      0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00
    Ending Class B Investor Interest                          24,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               85,026,069.01

    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 450,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Investor Interest               390,500,000.00
   Beginning  Class B Investor Interest                       24,750,000.00
   Beginning C/D Investor Interest                            33,750,000.00

   Class A Monthly Servicing Fee                                 736,693.55
   Class B Monthly Servicing Fee                                  46,572.58
   Class C/D Monthly Servicing Fee                                63,508.06

   Total Monthly Servicing  Fee                                  846,774.19

8.  Class C/D Interest Amount Activity

    Beginning Class C/D                                       33,750,000.00
    Class C/D Monthly Principal                                        0.00
    Reallocated Class C/D Investor Interest this period                0.00
    Previously Reallocated Class C/D Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Net Cumulative Reallocated Charge Offs                             0.00
    Total Class C/D Monthly Principal Payable to Class C/D
     Certificates                                                      0.00
    Ending Class C/D Investor Interest                        33,750,000.00

    Class C/D Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00

    Ending Class C Investor Interest                           9,000,000.00
    Ending Class D Investor Interest                          24,750,000.00

    Class C/D Default Amount this period                         367,068.78
    Ratio of Class C/D Interest to Investor Interest                   7.50%

    Class C Default Amount this period                            97,885.01
    Ratio of Class C Interest to Investor Interest                     2.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            69,678,042.16
                           Percent Dollars                             3.47%
                           Number of Accts                           19,090
                           Percent Number of Accts                     0.81%

    30-59 days past due    Dollars                            27,298,836.34
                           Percent Dollars                             1.36%
                           Number of Accts                            5,636
                           Percent Number of Accts                     0.24%

    60-89 days past due    Dollars                            23,004,483.06
                           Percent Dollars                             1.14%
                           Number of Accts                            4,246
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            19,608,175.48
                           Percent Dollars                             0.98%
                           Number of Accts                            3,491
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            17,876,295.69
                           Percent Dollars                             0.89%
                           Number of Accts                            3,058
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            17,357,236.32
                           Percent Dollars                             0.86%
                           Number of Accts                            2,868
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              18.64%

    Percentage on Defaulted Accounts                         11.56%

    Portfolio Yield (net of losses)                           7.08%

    Base Rate                                                 4.30%

    Excess of Portfolio over Base Rate                        2.77%

    Portfolio Adjusted Yield                                  3.11%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                              113,250
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          32,495
    Ending Number of Accounts                                     2,350,910

12. Financial Convenants

    Is People's Bank "adequately capitalized" as per the FDIC?            Y
    Ratio of loan loss reserves to non-performing loans (both
     accruing and non-accruing loans 90 days past-due)              300.26%
    Minimum consolidated tangible net worth of People's Bank
     and its subsidiaries                                       822,100,000

Servicer's Report Footnote:
Note: The information contained in this report begins with the Closing Date. The total number of days for this initial period is 39. Also, note that the Beginning of the Month Aggregate Principal Receivables reported is as of the beginning of the day on the closing date. Principal Collections on the Receivables, Finance Charge Collections of the Receivables, and the receivables in the Defaulted Accounts on the first page of the report are the total Trust amounts collected in the month of April. The amounts collected in March were $402,820,324.12, $30,604,239.65 and $18,428,290.42, respectively.